EXHIBIT 10.1
















                           SUBSCRIPTION AGREEMENT

                              by and between

                     BION ENVIRONMENTAL TECHNOLOGIES, INC.

                                   and

                          CENTERPOINT CORPORATION

                                dated as of

                              January 10, 2002



                            SUBSCRIPTION AGREEMENT

     SUBSCRIPTION AGREEMENT, dated as of January 10, 2002 (this "Agreement"), by and between Centerpoint Corporation, a Delaware corporation (the "Subscriber") and Bion Environmental Technologies, Inc., a Colorado corporation (the "Issuer").

     WHEREAS, upon the terms and subject to the conditions set forth herein, the Issuer desires to issue to the Subscriber, and the Subscriber desires to subscribe for 19,000,000 shares (the "Shares") as subject to adjustment in
Section 2.4 below, of common stock of the Issuer, no par value per share (the "Issuer Common Stock");

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

                                  ARTICLE I
                        PURCHASE AND SALE OF SHARES

     Section 1.1 Purchase and Sale of Shares. Upon the terms and subject to the conditions of this Agreement, at the closing contemplated by this Agreement (the "Closing"), being held simultaneously with the execution herewith, the Issuer is issuing to the Subscriber, and the Subscriber is subscribing for the Shares for a consideration of $14,250,000 to consist of:

          (a)  $8,500,000 in cash;

          (b) assignment of the $4.2 million principal and all accrued and unpaid interest as of the Closing Date, represented by that certain note dated June 13, 2001, by Trident Rowan Group Inc., a Maryland corporation ("TRG"), in favor of the Subscriber and its transferees and assigns (the "TRG Note");

          (c) assignment of 65% of Subscriber's right, title and net interest in and to certain claims of Subscriber against Banca di Intermediazione Mobiliare IMI S.p.A., an Italian corporation ("IMI"). In connection with such assignment, the parties agree that OAM S.p.A., an Italian corporation which is Subscriber's parent ("OAM"), shall administer any litigation related to, settlement of, or other resolution of such action and the assigned interest, to the best of its ability, on behalf of both Subscriber and Issuer and/or its assigns as the duly authorized agent of all parties;

          (d) assignment of 65% of the Subscriber's right to funds originally held in escrow by IMI pursuant to the Escrow Agreement by and among the Subscriber, IMI and Aprilia, S.p.A., an Italian corporation (the "Subscriber's portion of the Escrow"). In connection with such assignment, the parties agree that OAM shall administer any litigation related to, settlement of, or other resolution of such action and the assigned interest, to the best of its ability, on behalf of both Subscriber and Issuer and/or its assigns as the duly authorized agent of all parties; and

          (e) assignment by the Subscriber of all of its rights under that certain Loan Agreement dated June 13, 2001 between Subscriber and TRG (the "Loan Agreement), including, without limitation, assignment by the Subscriber of the pledge agreement dated June 13, 2001 executed by TRG as pledgor (the "TRG Pledge Agreement") in connection with the TRG Note, and Subscriber's rights related to TRG's agreement to cause OAM to enter into a pledge agreement pursuant to the Loan Agreement (all such consideration (a)-(e) above, the "Consideration") The agreed upon aggregate value of the Consideration set forth in (b)-(e) above shall be $5,750,000.


                                  ARTICLE II
                        CLOSING; PAYMENT; DELIVERIES

     Section 2.1 The Closing. The Closing shall take place on the date hereof, at the offices of Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022.

     Section 2.2 Deliveries by the Subscriber. At the Closing, the Subscriber shall deliver to the Issuer:

          (a) the consideration contemplated by Section 1.1(a) hereof by wire transfer in immediately available funds to the account or accounts specified by the Issuer in Exhibit A;

          (b) the consideration contemplated by Section 1.1(b) hereof by delivery of the TRG Note accompanied by duly executed instruments of transfer in substantially the form attached hereto as Exhibit B;

          (c) the consideration contemplated by Section 1.1(c) hereof by delivery of that certain Assignment of Claim Agreement of even date herewith in substantially the form attached hereto as Exhibit C;

          (d) the consideration contemplated by Section 1.1(d) hereof by delivery of that certain Assignment of Escrow Agreement of even date herewith in substantially the form attached hereto as Exhibit D;

          (e) the consideration contemplated by Section 1.1(e) hereof by delivery of that certain Assignment of Loan Agreement of even date herewith in substantially the form attached hereto as Exhibit E;

          (f) the duly executed Registration Rights Agreement in the form of Exhibit F hereto (the "Registration Rights Agreement"); and

          (g) an officer's or director's certificate of Subscriber certifying as to (i) resolutions of the Board of Directors of the Subscriber authorizing the execution, delivery and performance of this Agreement and the transaction contemplated hereby (ii) a certificate of recent date as to the good standing of the Subscriber in the jurisdiction of its incorporation (iii) the Certificate of Incorporation and by-laws of the Subscriber as in effect on the date of such certificate.

     Section 2.3 Deliveries by the Issuer. At the Closing, the Issuer shall deliver to the Subscriber:

          (a) a stock certificate or stock certificates representing the Shares being purchased at the Closing, duly endorsed or accompanied by other duly executed instruments of transfer;

          (b) an officer's or director's certificate of the Issuer certifying as to (i) resolutions of the Board of Directors of the Issuer authorizing the execution, delivery and performance of this Agreement and the transaction contemplated hereby (ii) a certificate of recent date as to the good standing of the Issuer in the jurisdiction of its incorporation (iii) the Certificate of Incorporation and by-laws of the Issuer as in effect on the date of such certificate; and

          (c) acceptance of resignation of any member of Subscriber's current Board of Directors who notifies Issuer in writing that he intends to resign as a Director of Subscriber upon the Closing of the transaction contemplated hereby.

     Section 2.4 Post-Closing Adjustment. If, prior to the expiration of the Adjustment Period (as defined below) the Issuer issues, sells or transfers any of its equity securities or securities convertible into or exchangeable for equity securities, at a price which reflects or implies a price per share of Issuer Common Stock less than $.75 per share, or amends, modifies, or waives any terms of any outstanding security to that such security implies or reflects such price, upon the closing of each such issuance, sale or transfer, the Issuer shall issue to the Subscriber a number of additional shares of Issuer Common Stock at no cost to the Subscriber computed in accordance with the following formula:

                   Y = .75(19,000,000)  -19,000,000
                           ---------------
                                  A

Where  Y  =    The number of additional shares of Issuer Common Stock to be issued to the Subscriber upon the closing of the transaction in question or the conversion or exchange of such shares.

       A  =    The price per share of Issuer Common Stock reflected or
               implied by such transaction.

               Provided, however, that notwithstanding anything to the contrary herein no adjustment shall be made for the issuance by the Issuer of any equity securities pursuant to the provisions of any of the Issuer's currently issued and outstanding "J" Warrants.

The "Adjustment Period" shall be a period from the date after the date hereof until such time as the cumulative equity investment in the Issuer by third parties unaffiliated with the Subscriber during such period shall equal $5 million.

     Section 2.5 CONDITIONS TO CLOSING. The respective obligations of each party to Close the transactions contemplated hereby are subject to the satisfaction or waiver of the following conditions on or before the Closing
Date:

          (a) Subscriber shall have received a Release relating to its obligations to proceed to propose a liquidation to its stockholders pursuant to the April 14, 2000 letter agreement by and among the Subscriber, TRG and OAM, substantially in the form of Exhibit G hereto, or otherwise satisfactory to Subscriber and Issuer; and

          (b) The Board of Directors of Subscriber shall have adopted resolutions approving the proposed acquisition of shares of Subscriber by Issuer pursuant to the Stock Purchase Agreement dated as of January 10, 2002 by and between the Issuer and OAM; and

          (c) The Board of Directors of Issuer shall have adopted resolutions causing the proposed acquisition of the Shares to not be a "change of control" under the Issuer's stock option plans.

     Section 2.6 ISSUER POST-CLOSING COVENANTS. After the Closing, the Issuer covenants and agrees that it shall:

          (a) use its best efforts to cause the Shares to be distributed to the Subscriber's stockholders in a tax efficient manner (both with respect to the Subscriber and the Subscriber's stockholders), and in compliance with all applicable law, including without limitation the Securities Act of 1933 and the Delaware General Corporation Law, as soon as is reasonably possible after the Closing;

          (b) Use its best efforts to hold an Annual Meeting of its shareholders during 2002 in accordance with the requirements of its bylaws, the Colorado Business Corporation Act and applicable proxy rules and regulations adopted by the Securities and Exchange Commission;

          (c) Obtain liability insurance coverage for the current officers and directors of Subscriber under the Issuer's Directors and Officers liability insurance policy covering such officers for acts, omissions and events occurring beginning two years prior to the Closing Date and ending the day following the Closing Date, or otherwise purchase a tail policy with respect to Trident Rowan Group, Inc.'s policy covering such officers and directors for such period;

          (d) Not amend and cause Centerpoint not to amend, or take any action reasonably expected to cause the amendment of, the officer and director indemnification provisions contained in the Subscriber's charter and by-laws in effect on the date hereof, for a period of two years from the date hereof, and cause Issuer to indemnify the Issuer's officer's and directors in accordance with such provisions.

          (e) Until the date on which the Shares are distributed to the Centerpoint shareholders, indemnify the Centerpoint directors for their past acts through the date of Closing to the extent that the Issuer is permitted to indemnify its own directors for their actions pursuant to Issuer's Articles of Incorporation and Bylaws; provided, however, that such indemnification shall only be provided to the Centerpoint directors to the extent that insurance coverage for such past acts is denied under all available insurance policies at the time each claim is made or to the extent that such policies and such insurance companies do not fully indemnify such officers and directors against the full cost of all claims and expenses arising out of such past acts.

                                 ARTICLE III
                       REPRESENTATIONS AND WARRANTIES
                              OF THE SUBSCRIBER

     The Subscriber represents and warrants to the Issuer as follows:

     Section 3.1 Organization.

          (a) The Subscriber is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has all requisite corporate power and authority to carry on its business as it is now being conducted, and is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so organized, existing and in good standing or to have such power and authority, or to be so qualified or licensed is not reasonably likely to (x) have a Material Adverse Effect on the Subscriber; or (y) impair the ability of the Subscriber to perform its obligations hereunder.

          (b) As used in this Agreement, the term "Material Adverse Effect" shall mean a material adverse effect on the business, assets, results of operations or financial condition of the Subscriber or the Issuer as the case may be; provided, however, that a Material Adverse Effect shall not include
(a) any change or effect relating or due to general economic or industry-wide conditions and (b) any change or effect resulting from the announcement by the Subscriber of its intention to purchase or the Issuer of its intention to sell, the Shares, the consideration therefor, the execution of this Agreement or the consummation of the transactions contemplated hereby.

     Section 3.2 Authorization; Validity of Agreement.

          (a) The Subscriber has the requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and the other documents to which the Subscriber is a party being delivered in connection with this Agreement (the "Subscriber Documents") and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Subscriber of the Subscriber Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Subscriber and no other corporate proceedings on the part of the Subscriber are necessary to authorize the execution and delivery of the Subscriber Documents by the Subscriber and the consummation of the transactions contemplated hereby and thereby. The Subscriber Documents have been duly executed and delivered by the Subscriber and, assuming due authorization, execution and delivery of this Agreement (and the Subscriber Documents, if applicable) by the Issuer are the valid and binding obligations of the Subscriber, enforceable against the Subscriber in accordance with their respective terms, except to the extent such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     Section 3.3 No Violations; Consents and Approvals.

          (a) Neither the execution and delivery of the Subscriber Documents by the Subscriber nor the consummation by the Subscriber of the transactions contemplated hereby and thereby will (i) violate any provision of the certificate of incorporation or bylaws of the Subscriber, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any loan or credit agreement, note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which the Subscriber is a party or by which any of its assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Subscriber or any of its properties or assets; except in the case of clauses (ii) and
(iii) for violations, breaches or defaults which would not reasonably be likely to (x) have a Material Adverse Effect on the Subscriber; or (y) impair the ability of the Subscriber to perform its obligations hereunder.

          (b) No filing or registration with, notification to, or authorization, consent or approval of, any foreign, federal, state, local, municipal, county or other governmental, administrative or regulatory authority, body, agency, court, tribunal, commission or similar entity (including any branch, department or official thereof) (a "Governmental Entity") is required in connection with the execution and delivery of this Agreement by the Subscriber or the consummation by the Subscriber of the transactions contemplated hereby, except for such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made which would not reasonably be likely to (x) have a Material Adverse Effect on the Subscriber; or (y) impair the ability of the Subscriber to perform its obligations hereunder.

     Section 3.4 Ownership and Possession of the Consideration; Good Title Conveyed.

          (a) The endorsements, assignments and other instruments being executed and delivered by the Subscriber to the Issuer at the Closing will be valid and binding obligations of the Subscriber, enforceable in accordance with their respective terms, and will effectively vest in the Issuer good, valid and marketable title to all the consideration to be transferred to the Issuer pursuant to and as contemplated by this Agreement free and clear of all Encumbrances, except restrictions on transfer imposed by the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws.

          (b) As used in this Agreement, the term "Encumbrances" shall mean any and all liens, charges, security interests, options, claims, mortgages, pledges, hypothecations, proxies, voting trusts or agreements, obligations, understandings or arrangements or other restrictions on title or transfer of any nature whatsoever.

     Section 3.5 Brokers. Except for Investec Ernst & Co. ("Investec"), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement or based upon arrangements made by or on behalf of the Subscriber. The Subscriber is solely responsible for the fees and expenses of Investec.

     Section 3.6 Investment Related Representations. To the knowledge and belief of the Subscriber (a) the Subscriber has received and is familiar with the Issuer SEC Reports (as hereinafter defined); (b) respecting the Issuer, the Subscriber is familiar with the Issuer's business, plans and financial condition, the Subscriber has received all materials which have been requested by the Subscriber; has had a reasonable opportunity to ask questions of the Issuer and its representatives; (c) the Issuer has answered all inquiries that the Subscriber or the Subscriber's representatives have put to it; and
(d) the Subscriber has had access to all additional information necessary to verify the accuracy of the information set forth in the Issuer SEC Reports and any other materials furnished herewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

          (e) The Subscriber or the Subscriber's purchaser representative has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect the interests of the Subscriber in connection with this transaction.

          (f) The Subscriber understands the various risks of an investment in the Issuer as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

          (g) The Subscriber has been advised by the Issuer that the Shares are restricted and have not yet been registered under the Act, that the Shares will be issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"), or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws, that this transaction has not been reviewed by, passed on or submitted to any federal or state agency or self-regulatory organization where an exemption is being relied upon, and that the Issuer's reliance thereon is based in part upon the representations made by the Subscriber in this Agreement. The Subscriber acknowledges that the Subscriber has been informed by the Issuer of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of the Shares. In particular, the Subscriber agrees that no sale, assignment or transfer of the Shares shall be valid or effective, and the Issuer shall not be required to give any effect to such a sale, assignment or transfer, unless
(i) the Shares, or the sale, assignment or transfer of the Shares, is registered under the Act, it being understood that the Shares are not yet registered for re-sale although the Issuer has agreed to so register the Shares as provided in this Agreement, or (ii) the Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the present time for the sale of the Shares, or (iii) such sale, assignment or transfer of the Shares is otherwise exempt from registration under the Act. The Subscriber further understands that absent registration under the Act an opinion of counsel and other documents may be required to transfer the Shares.
 The Subscriber acknowledges that the Shares shall be subject to a stop transfer order and the certificates evidencing any Shares shall bear the following or a substantially similar legend or such other legend as may appear on the forms of the Shares and such other legends as may be required by state blue sky laws for so long as the shares remain unregistered under the Act:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Act and any applicable state securities laws or (2) the Issuer receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Issuer, that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws."

          (h) The Subscriber will acquire the Shares for the Subscriber's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein except in accordance with applicable law, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of any state or federal securities laws.

          (i) No oral or written representations have been made to the Subscriber or the Subscriber's advisors other than as set forth in this Agreement and any document or certificate delivered pursuant to this Agreement or as stated in the Issuer SEC Reports.

          (j) The Subscriber is not offering to purchase the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of an offer to purchase by a person with which the Subscriber had a pre-existing relationship in connection with investments in debt and equity securities generally.

          (k) Without limiting any of the Subscriber's other representations and warranties hereunder, the Subscriber acknowledges that the Subscriber has reviewed and is aware of the risk factors described in the SEC Reports.

     Section 3.7 No Other Representations or Warranties. Except for the representations and warranties contained in this Article III, neither the Subscriber nor any other Person (as defined herein) makes any other express or implied representation or warranty on behalf of the Subscriber or any of its affiliates in connection with the transactions contemplated hereby.

                                  ARTICLE IV
                       REPRESENTATIONS AND WARRANTIES
                               OF THE ISSUER

     The Issuer represents and warrants to the Subscriber as follows:

     Section 4.1 Organization. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so organized, existing and in good standing or to have such power and authority, or to be so qualified or licensed is not reasonably likely to (x) have a Material Adverse Effect on the Issuer; or (y) impair the ability of the Issuer to perform its obligations hereunder.

     Section 4.2 Capitalization and Indebtedness. The authorized capital stock of the Issuer consists of 100,000,000 shares of Issuer Common Stock of which 13,481,930 are issued and outstanding as of the date hereof without giving effect to the issuance of shares contemplated hereby or the automatic conversion of any of Issuer's convertible debt securities as a result of the transaction contemplated hereby. In accordance with the terms of the convertible securities of the Issuer set forth on Schedule 4.2 hereof, the convertible securities will by their terms be converted into not more than 19,050,000 shares of Issuer Common Stock upon the consummation of the transactions contemplated by this Agreement (the "Conversion of Indebtedness") if conversion occurs on or before January 15, 2002. Each outstanding share of Issuer Common Stock is duly authorized, validly issued, fully paid and nonassessable, without any personal liability attaching to the ownership thereof and has not been issued and is not owned or held in violation of any preemptive rights of stockholders. Except as set forth on Schedule 4.2, there is no commitment, plan or arrangement to issue, and no outstanding option, preemptive right, warrant or other right, instrument or security calling for the issuance of any share of capital stock of the Issuer or any security or other instrument which by its terms is convertible into, exercisable for or exchangeable for capital stock of the Issuer. As of the date hereof the Issuer is not in default with respect to any Indebtedness and the consummation of the transactions contemplated by this Agreement and the OAM Stock Purchase
Agreement will not result in any such default.   Immediately following the
consummation of the transactions contemplated by this Agreement and the Conversion of Indebtedness if conversion occurs on or before January 15, 2002, the total outstanding indebtedness of the Issuer shall not be greater than $950,000, and indebtedness other than subordinated indebtedness shall not be greater than $950,000.

     Section 4.3 Authorization; Validity of Agreement. The Issuer has the requisite corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and by the other documents and agreements attached hereto as exhibits (this Agreement, the Registration Rights Agreement and such other agreements, the "Transaction Documents"). The execution and delivery by the Issuer of the Transaction Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Issuer, and no other corporate proceedings on the part of the Issuer are necessary to authorize the execution and delivery of the Transaction Documents by the Issuer and the consummation of the transactions contemplated hereby and thereby. The Transaction Documents have been duly executed and delivered by the Issuer and, assuming due authorization, execution and delivery of this Agreement and the Transaction Documents to which it is a party by the Subscriber, are valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except to the extent such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar laws, now or hereafter in effect, affecting creditors' rights generally and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).

     Section 4.4 No Violations; Consents and Approvals.

          (a) The execution and delivery of the Transaction Documents and the OAM Stock Purchase Agreement by the Issuer and the consummation by the Issuer of the transactions contemplated hereby and thereby will not (i) violate any provision of the certificate of incorporation or bylaws of the Issuer, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation, acceleration or price adjustment except with respect to the Issuer's currently issued and outstanding Class "J" and Class "SV" warrants) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, warrant, option, license, lease, contract, agreement or other instrument or obligation to which the Issuer or any of its Subsidiaries is a party or by which any of them or any of their assets may be bound or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Issuer, any of its Subsidiaries or any of their properties or assets, except in the case of clauses (ii) and (iii) for violations, breaches or defaults which, in the aggregate, would not reasonably be likely to (x) have a Material Adverse Effect on the Issuer; or (y) impair the ability of the Issuer to perform its obligations hereunder.

          (b) No filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity is required in connection with the execution and delivery of the Transaction Documents by the Issuer or the consummation by the Issuer of the transactions contemplated hereby and thereby, except such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made would not reasonably be likely to (x) have a Material Adverse Effect on the Issuer; or (y) impair the ability of the Issuer to perform its obligations hereunder.

     Section 4.5 Issuance of Shares at the Closing. The issuance of the Shares being issued at the Closing has been duly authorized by all necessary corporate action on the part of the Issuer, and when issued the Shares will be validly issued, fully paid and nonassessable, and will be free and clear of all Encumbrances, except restrictions on transfer imposed by the Securities Act and state securities laws, and the issuance of such Shares is not subject to preemptive or subscription rights.

     Section 4.6 Issuer SEC Reports and Financial Statements.

          (a) The Issuer has filed all forms, reports and documents required to be filed by it with the SEC since December 1, 1998 (collectively, the "Issuer SEC Reports"). The Issuer SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, and the rules and regulations promulgated thereunder, as the case may be, and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Issuer SEC Reports (the "Issuer Financial Statements") (i) was prepared from the books of account and other financial records of the Issuer and its Subsidiaries, (ii) was prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto) and (iii) presented fairly the consolidated financial position of the Issuer and its consolidated Subsidiaries as at the respective dates thereof and the results of their operations and their cash flows for the respective periods indicated therein except as otherwise noted therein (subject, in the case of unaudited statements, to the omission of footnotes and normal and recurring year-end adjustments which were not and are not expected, individually or in the aggregate, to have a Material Adverse Effect on the Issuer).

          (c) The Issuer has heretofore furnished to the Subscriber complete and correct copies of (i) all agreements, documents and other instruments not yet filed by the Issuer with the SEC but that are currently in effect and that the Issuer expects to file with the SEC after the date of this Agreement and
(ii) all amendments and modifications that have not been filed by the Issuer with the SEC to all agreements, documents and other instruments that previously had been filed by the Issuer with the SEC and are currently in effect.

          (d) No Undisclosed Liabilities. Except as disclosed in the Issuer SEC Reports filed prior to the date hereof, since December 31, 2000, Issuer has not incurred any liabilities that are of a nature that would be required to be disclosed on its balance sheet or the footnotes thereto prepared in conformity with GAAP, other than approximately $350,000 which has been advanced by affiliates of the Issuer since the date of its most recent Quarterly Report on Form 10-QSB and other liabilities that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect on the Issuer.

     Section 4.7 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Issuer.

     Section 4.8 No Other Representations or Warranties. Except for the representations and warranties contained in this Article IV and the documents and certificates delivered pursuant to this Agreement, neither the Issuer nor any other Person makes any other express or implied representation or warranty on behalf of the Issuer or any of its affiliates.

                                  ARTICLE V
                                  COVENANTS

     Section 5.1 Registration Rights. The parties acknowledge that the Subscriber is subscribing for the Shares in reliance on covenants made by the Issuer in the Registration Rights Agreement.

     Section 5.2 Appointment of Director. The Issuer hereby covenants and agrees from the date hereof until June 30, 2003, it shall exert its best efforts (including, without limitation, the solicitation of proxies), to cause the election of the designee of the Subscriber to the Issuer's Board of Directors. Any vote taken to fill any vacancy created by the resignation, death or removal of such designee or the expiration of the term of such designee, shall also be subject to the provisions of this Section 5.2. Additionally, at the written request of the Subscriber, Issuer shall exert its best efforts (including the solicitation of proxies) to cause the removal of such designee at the next stockholders meeting for which the Issuer's proxy statement is filed after the Issuer's receipt of such notice.

     Section 5.3 Use of Proceeds. The Issuer shall use the proceeds of the transactions contemplated by this Agreement only for the following purposes:
(i) to acquire shares of Common Stock of the Subscriber pursuant to the OAM Stock Purchase Agreement (ii) to pay the day to day operating expenses and accounts payable accrued in the ordinary course of business of the Issuer,
(iii) to pay up to $950,000 of Indebtedness of the Issuer and (iv) for working capital and the payment of costs related to the consummation of this transaction and the transactions related to this Agreement.

                                  ARTICLE VI
                                 MISCELLANEOUS

     Section 6.1 Public Announcements. The Issuer and the Subscriber shall, and shall cause their affiliates to, consult promptly with each other prior to issuing any press release, making any required filing or otherwise making any public statement with respect to this Agreement and the transactions contemplated hereby, provide to the other party within a reasonable timeframe for review a copy of any such press release or statement, and shall not issue any such press release, public filing or make any such public statement prior to such consultation and a reasonable opportunity for review and comment, the duration of which is specified at the time of review and shall make reasonable efforts to accommodate the reasonable comments of the other party, unless otherwise required by applicable law or any listing agreement with a securities exchange.

     Section 6.2 Fees and Expenses. All costs and expenses incurred by a party in connection with this Agreement and the consummation of the transactions contemplated hereby shall be paid by the party incurring such costs or expenses.

     Section 6.3 Non-Survival of Representations and Warranties. Other than the representations and warranties set forth in Sections 3.4, 4.4 and 4.5 which shall survive in perpetuity, the representations and warranties made in this Agreement shall survive only until the second anniversary of the date hereof.

     Section 6.4 Amendment; Waiver. This Agreement may be amended, modified or supplemented by the parties hereto, at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     Section 6.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five business days after the day when mailed in the United States by certified or registered mail, postage prepaid, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)  If to the Subscriber, to:

                 Centerpoint Corporation
                 c/o FDG Associates
                 299 Park Avenue, 16th Floor
                 New York, New York 10171
                 Facsimile No.:  (212) 940-6003 or
                 (212) 644-5757
                 Attn: Mark Hauser

                 with a copy to:
                 Michael F. Beckert
                 400 East 55th Street, #3F
                 New York, New York 10022
                 Telephone:  (212) 421-7127
                 Facsimile:  (212) 421-0750

            (b)  if to the Issuer, to:

                 Bion Environmental Technologies, Inc.
                 18 East 50th Street, 10th Floor
                 New York, New York  10022
                 Telephone:  (212) 758-6622
                 Facsimile:  (212) 588-0256
                 Attention:  David Mitchell

                 with a copy to:
                 Krys Boyle Freedman & Sawyer
                 600 17th St., Suite 2700S
                 Denver, CO  80202
                 Telephone:  (303) 893-2300
                 Facsimile:  (303) 893-2882
                 Attention:  Stanley F. Freedman

     Section 6.6 Certain Definitions.  As used in this Agreement:

          (a) The term "affiliate," as applied to any person, shall mean any other person directly or indirectly controlling, controlled by, or under common control with, that person.

          (b) The term "Person" or "person" shall include individuals, corporations, partnerships, trusts, other entities and groups (which term shall include a "group" as such term is defined in Section 13(d)(3) of the Exchange Act of 1934, as amended).

          (c) The term "Subsidiary" or "Subsidiaries", with respect to any person, means any corporation, partnership, joint venture or other legal entity of which such person (either alone or through or together with any other subsidiary), owns, directly or indirectly, stock or other equity interests the holders of which are generally entitled to more than 50% of the vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     Section 6.7 Interpretation. When a reference is made in this Agreement to a section, article, paragraph, clause, annex or exhibit, such reference shall be to a reference to this Agreement unless otherwise clearly indicated to the contrary. The descriptive article and section headings herein are intended for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. The meaning assigned to each term used in this Agreement shall be equally applicable to both the singular and the plural forms of such term, and words denoting either gender shall include both genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.

     Section 6.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

     Section 6.9 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings (written and oral), between the parties with respect to the subject matter hereof.

     Section 6.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 6.11 Specific Performance. Irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached; accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

     Section 6.12 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     Section 6.13 Submission to Jurisdiction. Each of the Issuer and the Subscriber hereby irrevocably submits in any action, suit or proceeding arising out of this Agreement or any of the transactions contemplated hereby to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the jurisdiction of any court of the State of New York located in the City of New York. The parties hereto waive any and all objections to the laying of venue of any such litigation in such jurisdiction and agree not to plead or claim in any such litigation that such litigation has been brought in an inconvenient forum.

     Section 6.14 Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement, or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily and (iv) each such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 6.14.

     Section 6.15 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns and are not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

     Section 6.16 Legal Representation of Investec. The parties hereto acknowledge that Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") was retained by Investec to represent Investec in connection with the transactions contemplated hereby and that, notwithstanding the fact that from time to time Kramer Levin has represented various affiliates of the Subscriber in connection with specific transactions, the parties understand Kramer Levin's preparation of this Agreement and the documents contemplated hereby was solely at the request of and in its role as counsel to Investec. Neither party hereto is relying on Kramer Levin for representation or advice in connection with this Agreement or with the transactions contemplated hereby and without a written agreement to the contrary, Kramer Levin shall owe no duties to any party hereto.

          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.


                                  CENTERPOINT CORPORATION


                                  By:/s/ Mark Hauser
                                  Name:
                                  Title:


                                  BION ENVIRONMENTAL TECHNOLOGIES, INC.


                                  By:/s/ David Mitchell
                                  Name: David Mitchell
                                  Title: CEO

                                                                  EXHIBIT A


Account for Wire Transfer:

Chase Manhattan Bank
ABA# 021000021
Investec- Ernst
Acct. No. 140080524
For Further Credit to:
      Bion Environmental Technologies, Inc.
      Acct. No. 02016771




                                                               EXHIBIT B

                               LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made this 13th day of June 2001, by and between TRIDENT ROWAN GROUP, INC., a Maryland corporation, (together with its successors and assigns, the "Borrower") and CENTERPOINT CORPORATION, a Delaware corporation (together with its successors and assigns, the "Lender"), with offices located c/o FDG Associates, 299 Park Avenue, 16th Floor, New York, New York 10171.

     Section 1.

     INTERPRETATION

     (a) Definitions.  The following capitalized terms are defined as follows:

     "Collateral" means the TRG Collateral and the OAM Collateral.

     "Default" means any of the events set forth in Article 6 which with giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "Default Rate" means an amount equal to the Interest Rate plus two percent (2.00%).

     "Event of Default" has the meaning set forth in Article 6 hereof.

     "Interest Rate" means an annual rate of interest equal to 5.00%.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing). The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

     "Loan" means the loan evidenced by the Note.
     "Loan Documents" means this Agreement, the Note the Pledge Agreements and the Limited Recourse Guaranty Agreement and all other documents, instruments, financing statements, certificates and other agreements executed in connection with the Loan.

     "Note" means the Secured Promissory Note executed by the Borrower in substantially the form of Exhibit A attached to this Agreement evidencing the Loan.

     "Limited Recourse Guaranty Agreement" means that certain Limited Recourse Guaranty Agreement of even date herewith by and between OAM and Lender.

     "OAM" shall mean OAM, S.p.A., an Italian corporation and wholly owned subsidiary of Borrower.

     "OAM Collateral" means the Pledged Capital Stock as such term is defined in the OAM Pledge Agreement.

     "OAM Pledge Agreement" means that certain Pledge Agreement of even date herewith by and between OAM and Lender.

     "Obligations" means, without limitation, the Loan including all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Sections 7.4.

     "Payment Dates" means the dates established pursuant to Article 2 for the payment of interest on the Notes.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Pledge Agreements" means the OAM Pledge Agreement and the TRG Pledge Agreement.

     "Requirements of Law" means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "TRG Collateral" means the Pledged CP Capital Stock as such term is defined in the TRG Pledge Agreement.

     "TRG Pledge Agreement" means that certain Pledge Agreement of even date herewith by and between Borrower and Lender.

     "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code in each case in effect in the jurisdiction where the Collateral is located.

     Section 2.

     LOAN TERMS AND AMOUNTS

          (a) Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make a loan to Borrower in the amount of $4,200,000. (the "Loan"). The absolute and unconditional obligation of the Borrower to repay the Lender the principal of the Loan and the interest thereon shall be evidenced the Note.

          (b) Interest on Overdue Payments; Default Rate. If any payment of interest or principal is not paid when due, the Lender, at its option, may charge and collect from the Borrower interest at the Default Rate applicable to the Note.

          Upon the occurrence and during the continuance of any Event of Default, the outstanding principal and all accrued interest as well as any other charges due the Lender hereunder or under the Note, shall bear interest from the date on which such amount shall have first become due and payable to the Lender (or, in the case of other charges due Lender hereunder, five (5) days after demand therefor by Lender) to the date on which such amount shall be paid to the Lender (whether before or after judgment), at the Default Rate. Upon the occurrence and during the continuance of an Event of Default, any accrued and unpaid interest shall become and be absolutely due and payable to the Lender, on demand, at any time. Interest will continue to accrue until the Obligations are discharged (whether before or after judgment).

          (c) Voluntary Prepayments. Borrower may voluntarily prepay, without premium or penalty, the Loan in part or in full at any time upon notice to Lender at least five (5) days prior to the specified prepayment date.

          (d) Place of Payments. Notwithstanding anything in the Loan Documents to the contrary, each payment payable by the Borrower to the Lender under this Agreement or the Note shall be made directly to the Lender c/o FDG Associates, 299 Park Avenue, 16th Floor, New York, New York 10171 or such other place as may be designated by Lender on the due date of each such payment in immediately available funds.

          (e) Application of Funds. The funds received by the Lender shall be applied toward the Obligations as follows: first, to the payment of all fees, charges and other sums (with the exception of principal and interest) due and payable to the Lender under the Note or this Agreement at such time; second, to the payment of interest which shall be due and payable on the principal of the Note; and third, to the payment of principal on the Note.

     Section 3.

     SECURITY INTEREST

     To secure the payment and performance of all of the Borrower's obligations hereunder and under the Note, the Borrower shall grant the Lender a continuing first priority security interest in the TRG Collateral pursuant to the TRG Pledge Agreement and shall cause its wholly owned subsidiary OAM to grant to the Lender a continuing first priority security interest in the OAM Collateral pursuant to the Limited Recourse Guaranty Agreement and the OAM Pledge Agreement.

     Section 4.

     REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender that:

          (a) Enforceable Obligations. This Agreement and the Note have been duly executed and delivered on behalf of the Borrower, and constitute the legal, valid and binding obligation of the Borrower, enforceable against Borrower in accordance with their terms.

          (b) No Legal Bar. The execution, delivery and performance of this Agreement and the Note, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate any Requirements of Law, or (ii) conflict with or result in a breach of the terms or provisions of, or constitute a default under, or (except as otherwise contemplated by any of the Loan Documents) result in the creation of any Lien under any contractual obligation of the Borrower.

     Section 5.

     AFFIRMATIVE COVENANTS

     So long as any Note remains outstanding and unpaid or any other Obligation is owing to the Lender, Borrower shall promptly give notice to the Lender of the occurrence of any Default or Event of Default setting forth the details of the Default or Event of Default and any action taken or contemplated to be taken with respect to the same.

     Section 6.

     EVENTS OF DEFAULT AND REMEDIES

          (a) Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

               (i) Payments. Failure by the Borrower to pay any interest on or principal of the Note when it is due and payable or declared due and payable, as the case may.

               (ii) Commencement of Bankruptcy or Reorganization Proceeding. The Borrower or OAM shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

               There shall be commenced against the Borrower or OAM any such case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of thirty (30) days; or

               There shall be commenced against the Borrower or OAM any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof.

          (b) Remedies. Upon the occurrence of an Event of Default described in this Article 6, the Lender, at its option, may:

               (i) declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by the Borrower) and exercise all of its rights and remedies against the Borrower and any Collateral provided herein or in any other agreement between the Borrower and the Lender, and

               (ii) exercise all rights granted to it under the Pledge
Agreement.

          (c) Application of Proceeds. The Lender shall apply any credit in respect of disposition of the Collateral to the payment of the Obligations in accordance with the provisions of Section 2.5 hereof.

          (d) Rights Cumulative; Waiver. The rights, options and remedies of the Lender shall be cumulative and no failure or delay by the Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The Lender shall not be deemed to have waived any of the Lender's rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver shall be in writing and signed by the Lender in accordance with the provisions hereof.

     Section 7.

     MISCELLANEOUS

          (a) Amendments and Waivers. Borrower and Lender may amend this Agreement or the Note, and the Lender may waive future compliance by the Borrower with any provision of this Agreement or the Note, but no such amendment or waiver shall be effective unless in a written instrument executed by an authorized officer of the Lender and Borrower.

          (b) Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telex, telegraphic or telecopy notice, when sent, addressed as follows:

      If to the Lender:    Centerpoint Corporation
                           c/o FDG Associates
                           299 Park Avenue, 16th Floor
                           New York, New York 10171

                           Facsimile No.:  (212) 940-6003 or
                                           (212) 644-5757


      If to the Borrower:  Trident Rowan Group, Inc.
                           c/o FDG Associates
                           299 Park Avenue, 16th Floor
                           New York, New York 10171

                           Facsimile No.:  (212) 940-6003 or
                                           (212) 644-5757

     Notices of changes of address shall be given in the same manner.

          (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender. If the Lender shall transfer its Note and its rights under this Agreement, then the Lender shall be relieved and released from its obligations hereunder.

          (d) Collection Costs. All reasonable costs and expenses incurred by the Lender to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, all reasonable out-of-pocket costs, all reasonable costs to maintain and preserve the Collateral and all reasonable attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower shall become part of the Obligations, and the Lender may take judgment against the Borrower for all such costs, expenses and fees in addition to all other amounts due from the Borrower hereunder.

          (e) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          (f) Governing Law. This Agreement, the Note and the other Loan Documents and the rights and obligations of the parties under this Agreement, the Note and the other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to its statues relating to conflicts of laws.

          (g) WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO EXTEND CREDIT TO THE BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

          (h) Other Waivers. Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loan made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                         BORROWER:

                         TRIDENT ROWAN GROUP, INC.


                         By:    /s/ Mark Hauser
                         Name:  Mark Hauser
                         Title:



                         LENDER:

                         CENTERPOINT CORPORATION


                         By:    /s/ David Mitchell
                         Name:  David Mitchell
                         Title: CEO

                                Schedule A

                                Term Note

                             Payment Schedule



     Interest Payments due semi-annually on January 14, 2002 and upon repayment of principal. Principal due and payable on June 13, 2002




                                                                EXHIBIT C

                      ASSIGNMENT OF ACTION AGREEMENT

     AGREEMENT (this "Agreement"), made as of this 10th day of January 2002, by and between Centerpoint Corporation, a Delaware corporation
("Centerpoint"), and Bion Environmental Technologies, Inc., a Colorado corporation ("Bion").

     WHEREAS, Centerpoint Corporation (then Moto Guzzi Corporation) closed on the sale of its subsidiaries to Aprilia on September 6, 2000, and SIREF S.p.A. and San Paolo Finanziaria S.p.A., each of which is an affiliate of IMI, the Company's investment adviser, acted as fiduciary agents for the closing;

     WHEREAS, At the closing, pursuant to an invoice submitted to them by IMI prior to the closing, but without the prior knowledge, consent or approval of Centerpoint or Trident Rowan Group, Inc., the fiduciary agents paid IMI Lit. 11,401 million, in respect of fees and expenses claimed by IMI to be due it under its engagement letter with Trident Rowan and OAM;

     WHEREAS, Since early July 2000, Trident Rowan and Centerpoint have disputed IMI's interpretation of the calculation of the fee due it under its engagement letter, following indication by IMI of its basis of calculation, which dispute relates to the respective interpretations of the Trident Rowan, Centerpoint and IMI of the term "Total Enterprise Value", as that term is used in the engagement letter;

     WHEREAS, IMI refused to engage in negotiations and did not present any calculation of the fee prior to the closing, and after did not present a calculation or invoice to Centerpoint until after the closing and actual payment to IMI of the alleged fee by the fiduciary agents;

     WHEREAS, In addition to disputing the amount of the fee paid to IMI, Trident Rowan and Centerpoint believe that IMI had no right to cause its fee to be deducted from the Centerpoint proceeds, as Centerpoint was not a party to the engagement letter;

     WHEREAS, the Company and Trident Rowan are currently evaluating possible courses of action against IMI and the fiduciary agents, including initiating legal proceedings in Italy and the United States;

     WHEREAS, Centerpoint and Bion are parties to that certain Subscription Agreement dated the date hereof (the "Subscription Agreement"), pursuant to which Centerpoint is purchasing from Bion certain shares of Bion's common capital stock, no par value per share, in exchange for consideration including, among other things, the Assigned Interest (as defined below);

     WHEREAS, Centerpoint desires to assign to Bion and Bion desires to purchase from Centerpoint, a 65% interest in and to Centerpoint's right, title and interest in and to the claims, , including 65% of Centerpoint's right to receive principal, interest, fees, expenses, damages, penalties and other amounts in respect of, or in connection with, any of the foregoing, together with voting and other rights and benefits arising from, under or relating to any of the foregoing, including, without limitation, all of Centerpoint's rights to receive cash, securities, instruments and/or other property or distributions issued in connection with any of the foregoing (collectively, the "Assigned Interest");



     WHEREAS, it is acknowledged that it is the current intent of the parties that in connection with and upon the consummation of the transactions contemplated hereby, Bion will immediately reassign to OAM all of the right, title and interest in and to the Assigned Interest pursuant to the Stock Purchase Agreement dated January 10, 2002, by and between OAM and Bion ;

     WHEREAS, upon the assignment of the Assigned Interest from Centerpoint to Bion (and from Bion to OAM), OAM shall administer any litigation related to, settlement of, or other resolution of the Action and the Assigned Interest on behalf of Centerpoint and Bion and/or their assigns as the duly authorized agent of all parties;

     WHEREAS, the expenses and fees incurred in relation to the administration of the Action shall be borne by both parties pro rata based upon their respective interests, 65% for Bion and 35% for Centerpoint, in the Action (such percentages as to each of Bion and Centerpoint, respectively, its "Pro Rata Share");

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Assignments and Purchases. Centerpoint hereby assigns, conveys, transfers and sets over unto Bion the Assigned Interest, and Bion accepts such assignment.

     Section 2. Administration of the Action. In connection with the assignment of the Assigned Interest by Centerpoint to Bion pursuant to
Section 1 and Centerpoint's retention of a 35% interest in the Action, the parties agree that OAM shall administer any litigation related to, settlement of, or other resolution of the Action and the Assigned Interest, to the best of its ability, on behalf of both Centerpoint and Bion as the duly authorized agent of both parties. Bion and Centerpoint hereby appoint OAM and OAM's authorized assignees and designees, with full power of substitution, as Bion's and Centerpoint's true and lawful attorney and authorize OAM and OAM's authorized assignees and designees to act in Bion's and Centerpoint's name, place and stead, solely with respect to the administration of the Action. Bion and Centerpoint also grant to OAM and OAM's authorized assignees and designees full authority to do all lawful things necessary to administer the Action or any portion thereof and to enforce each of their respective and collective rights thereunder or related thereto pursuant to this Agreement.

     Section 3. Fees and Expenses; Allocation of Award.

     (1) Each party shall pay its Pro Rata Share of the direct costs and expenses associated with, or incurred in connection with, the administration of the Action, or carrying out the intention, or facilitating the performance, of the terms of this Agreement (such costs and expenses, the "Expenses"). The procedure for the payment of expenses by Centerpoint shall be as follows: each month OAM shall provide Centerpoint with a reasonably itemized statement of the Expenses actually incurred by OAM and paid to non-affiliated parties in connection with the administration of the action, along with adequate proof of payment. Centerpoint shall reimburse OAM for its Pro Rata Share of all such Expenses reasonably incurred by within 25 days of Centerpoint's receipt of such itemized statement and proof of payment; provided, however, that Centerpoint shall not be required to reimburse OAM for any Expenses until such time as Centerpoint's Pro Rata Share exceeds a minimum "basket" amount of $5,000. In the event that Centerpoint does not fully reimburse OAM for its Pro Rata Share of reasonable Expenses in excess of the $5,000 basket amount as set forth in the itemized statement within 25 days of Centerpoint's receipt of such statement, Centerpoint shall thereupon forfeit its interest in the action. Bion shall also pay its Pro Rata share of any such Expenses within 25 days of its receipt of such itemization and proof of payment.

     (2) Each of Bion and Centerpoint agrees to bear its own respective legal and other costs and expenses for preparing, negotiating, executing, and implementing this Agreement and any related documents.

     (3) If at any time after the date hereof, either party erroneously receives any payment in respect of, or in connection with, the Action which is in excess of its Pro Rata Share (such excess being hereinafter defined as an Assigned Distribution), whether in the form of cash, securities, instruments and/or other property or otherwise in connection with any of the foregoing, the receiving party shall be deemed to have received such Assigned Distribution in a fiduciary capacity and as trustee for the other party and its assigns, and the receiving party shall with respect to any such Assigned Distribution (i) accept and hold it for the account and sole benefit of the other party and /or its assigns, (ii) have no equitable or beneficial interest in it, and (iii) deliver it (net of any applicable Pro Rata Share of Expenses)promptly to the other party or its assigns (as appropriate) in the same form received and, when necessary or appropriate, with the receiving party's endorsement (without recourse, representation, or warranty), except to the extent prohibited under any applicable law, rule, or order.

     (4) If any Assigned Distribution received by either party in error includes securities or other non-cash property of any kind, the receiving party shall, to the extent permissible by law, endorse (without recourse),assign, convey or otherwise cause to be registered in or transferred to Bion's name, or such name as the other party may direct (at the other party's sole expense) in writing, and deliver such securities or other non-cash property to the other party as soon as practicable. Pending such transfer, the receiving party shall hold the same as agent for the other party and the receiving party shall have no legal, equitable, or beneficial interest in any such Assigned Distribution that was received in error.

     (5) If either party erroneously receives any Assigned Distribution which it is required to remit to the other party, the receiving party will furnish to the other party such forms, certifications, statements, and other documents as the receiving party may reasonably request in writing to evidence the other party's exemption from the withholding of any tax imposed by the United States of America or any other jurisdiction, whether domestic or foreign, or to enable Centerpoint to comply with any applicable laws or regulations relating thereto, and the receiving party may refrain from remitting such Assigned Distribution until such forms, certifications, statements, and other documents have been so furnished.

     (6) If any Assigned Distribution received by Centerpoint and transferred to Bion pursuant to this Agreement has been made to Centerpoint wrongfully or in error, and is required to be returned or disgorged by Centerpoint, Bion shall promptly return such Assigned Distribution to Centerpoint.

     Section 4. Representations, Warranties and Covenants. Each of Centerpoint and Bion hereby represents, warrants, acknowledges and agrees that it is entering into this Agreement and consummating the transactions contemplated hereby without relying upon any representation, express or implied, concerning any particular outcome of the Action.

     Section 5. Indemnification. Each of Centerpoint and Bion agrees to defend, indemnify and hold harmless the other from any and all liabilities, costs, losses and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by the indemnified party arising or resulting from the breach of this Agreement (including all exhibits) and covenants herein contained or the inaccuracy of any representation or warranty made by such indemnifying party under or pursuant to this Agreement.

     Section 6. Further Assurances. Each of Centerpoint and Bion hereby covenants and agrees that such party will do, execute, acknowledge and deliver all such further acts, deeds, conveyances, assignments, affidavits, notices, transfers and assurances as the other party shall from time to time reasonably require in furtherance of and for the better assuring, assigning, conveying, transferring and setting over to Bion the Assigned Interest, for vesting in Bion control over administration of the Action, or for otherwise carrying out the intention or facilitating the performance of the terms of this Agreement.

     Section 7. Miscellaneous.

     (1) Incorporation by Reference. The parties hereby agree that the terms and provisions of Sections 6.1, 6.4, 6.5, 6.7, 6.8, 6.9, 6.11, 6.12, 6.13,
6.14, and 6.16 of the Subscription Agreement shall be incorporated herein as if set forth in full.

     (2) Survival of Representations and Warranties. All representations, warranties, indemnities and agreements (that are not performed at the Closing) of the parties hereto as set forth in this Agreement shall survive the Closing.

     (3) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party; provided, however, that a merger or consolidation shall not be deemed an assignment, and that Centerpoint acknowledges and agrees that Bion may assign all of its rights and obligations hereunder to OAM, and that upon receipt by Centerpoint of a copy of any such assignment and OAM's agreement to assume all of Bion's obligations hereunder, Bion shall be released from all of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns and not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.






          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                         CENTERPOINT CORPORATION


                         By: /s/ Mark Hauser
                         Name:
                         Title:


                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ David Mitchell
                         Name: David Mitchell
                         Title: CEO

                                                                EXHIBIT D

                        ASSIGNMENT OF ESCROW AGREEMENT

     AGREEMENT (this "Agreement"), made as of this 10th day of January 2002 by and between Centerpoint Corporation, a Delaware corporation (f/k/a Moto Guzzi Corporation) ("Centerpoint"), and Bion Environmental Technologies, Inc., a Colorado corporation ("Bion").

     WHEREAS, Centerpoint is a party to that certain Escrow Agreement (the "Escrow Agreement") by and among Centerpoint, Banca di Intermediazione Mobiliare IMI S.p.A., an Italian corporation ("IMI") and Aprilia, S.p.A. ("Aprilia");

     WHEREAS, Centerpoint and Bion are parties to that certain Subscription Agreement dated the date hereof (the "Subscription Agreement"), pursuant to which Centerpoint is purchasing from Bion certain shares of Bion's capital stock, no par value per share, in exchange for consideration including, among other things, the Assigned Interest (as defined below);

     WHEREAS, Centerpoint desires to assign to Bion and Bion desires to purchase from Centerpoint, a 65% interest in and to Centerpoint's right, title and interest in and to the Escrow Agreement and all claims, including Centerpoint's right to receive principal, interest, fees, expenses, damages, penalties and other amounts in respect of, or in connection with, any of the foregoing, together with voting and other rights and benefits arising from, under or relating to any of the foregoing, including, without limitation, all of Centerpoint's rights to receive cash, securities, instruments and/or other property or distributions issued in connection with any of the foregoing (collectively, the "Assigned Interest");

     WHEREAS, immediately upon consummation of the assignment of the Assigned Interest to Bion pursuant to this Agreement, Bion intends to assign all of its right, title and interest in and to the Assigned Interest to OAM, S.p.A., an Italian corporation which is the parent corporation of Centerpoint ("OAM");

     WHEREAS, Pursuant to the terms of the Share Purchase Agreement dated April 14, 2000 by and between Centerpoint and Aprilia, S.p.A. and the related Escrow Agreement, relating to the sale of Moto Guzzi's operating subsidiaries,
 Lit. 9,375 million of the proceeds of the sale were placed into escrow.

     WHEREAS, By letter dated July 13, 2001 Aprilia requested that IMI, the escrow agent under the Escrow Agreement, pay them Lit. 7,611 million in respect of claims alleged by it in June 2000 and on July 26, 2001, in spite of being aware of Centerpoint contesting of each of the alleged claims and its intention to seek arbitration, IMI advised Centerpoint that it had paid Lit. 7,611 million from the escrow account to Aprilia in respect of the Alleged Claims;

     WHEREAS, Pursuant to the Share Purchase Agreement and Escrow Agreement, each of which provides that disputes among the parties be arbitrated, Centerpoint filed a Request for Arbitration in Accordance with Article 4 of the ICC Rules of Arbitration relating to the alleged claims and the payment by IMI and requesting restitution of the funds paid to Aprilia, with the International Chamber of Commerce;

     WHEREAS, upon the assignment of the Assigned Interest from Centerpoint to Bion, Bion agrees that OAM shall administer any litigation, arbitration, or other action related to, settlement of, or other resolution with respect to, the Escrow Agreement or the Assigned Interest (each an "Action");


     WHEREAS, upon the assignment of the Assigned Interest to Bion and the subsequent reassignment of the Assigned Interest to OAM, the expenses and fees incurred in relation to the administration of any Action shall be borne by OAM and Centerpoint pro rata based upon their respective interests, 65% for OAM and 35% for Centerpoint, in such Action (such percentages as to each of OAM and Centerpoint, respectively, their "Pro Rata Share").

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Assignments and Purchases. Centerpoint hereby assigns, conveys, transfers and sets over unto Bion the Assigned Interest, and Bion accepts such assignment.

     Section 2. Administration of any Action. . In connection with the assignment of the Assigned Interest by Centerpoint to Bion pursuant to Section 1 and Centerpoint's retention of a 35% interest in the Action, the parties agree that OAM shall administer any litigation related to, settlement of, or other resolution of the Action and the Assigned Interest, to the best of its ability, on behalf of both Centerpoint and Bion as the duly authorized agent of both parties. Bion and Centerpoint hereby appoint OAM and OAM's authorized assignees and designees, with full power of substitution, as Bion's and Centerpoint's true and lawful attorney and authorize OAM and OAM's authorized assignees and designees to act in Bion's and Centerpoint's name, place and stead, solely with respect to the administration of the Action. Bion and Centerpoint also grant to OAM and OAM's authorized assignees and designees full authority to do all lawful things necessary to administer the Action or any portion thereof and to enforce each of their respective and collective rights thereunder or related thereto pursuant to this Agreement.

     Section 3. Fees and Expenses; Allocation of Award.

          (1) Each party shall pay its Pro Rata Share of the direct costs and expenses associated with, or incurred in connection with, the administration of the Action, or carrying out the intention, or facilitating the performance, of the terms of this Agreement (such costs and expenses, the "Expenses").
The procedure for the payment of expenses by Centerpoint shall be as follows:
 each month OAM shall provide Centerpoint with a reasonably itemized statement of the Expenses actually incurred by OAM and paid to non-affiliated parties in connection with the administration of the action, along with adequate proof of payment. Centerpoint shall reimburse OAM for its Pro Rata Share of all such Expenses reasonably incurred by OAM within 25 days of Centerpoint's receipt of such itemized statement and proof of payment; provided, however, that Centerpoint shall not be required to reimburse OAM for any Expenses until such time as Centerpoint's Pro Rata Share exceeds a minimum "basket" amount of $5,000. In the event that Centerpoint does not fully reimburse OAM for its Pro Rata Share of reasonable Expenses in excess of the $5,000 basket amount as set forth in the itemized statement within 25 days of Centerpoint's receipt of such statement, Centerpoint shall thereupon forfeit its interest in the action. Bion shall also pay its Pro Rata share of any such Expenses within 25 days of its receipt of such itemization and proof of payment.

          (2) Each of Bion and Centerpoint agrees to bear its own respective legal and other costs and expenses for preparing, negotiating, executing, and implementing this Agreement and any related documents.

                                      2


          (3) If at any time after the date hereof, Centerpoint receives any payment in respect of, or in connection with, the Action which is in excess of its Pro Rata Share (such excess being hereinafter referred to as an "Assigned Distribution"), whether in the form of cash, securities, instruments and/or other property or otherwise in connection with any of the foregoing, Centerpoint shall be deemed to have received such distribution in a fiduciary capacity and as trustee for Bion and its assigns, and Centerpoint shall with respect to any such Assigned Distribution (i) accept and hold it for the account and sole benefit of Bion and /or its assigns, (ii) have no equitable or beneficial interest in it, and (iii) deliver it (net of any applicable Pro Rata Share of Expenses) promptly to Bion or its assigns (as appropriate) in the same form received and, when necessary or appropriate, with Centerpoint's endorsement (without recourse, representation, or warranty), except to the extent prohibited under any applicable law, rule, or order.

          (4) If any Assigned Distribution includes securities or other non-cash property of any kind, Centerpoint shall, to the extent permissible bylaw, endorse (without recourse), assign, convey or otherwise cause to be registered in or transferred to Bion's name, or such name as Bion may direct(at Bion's sole expense) in writing, and deliver such securities or other non-cash property to Bion as soon as practicable. Pending such transfer, Centerpoint shall hold the same as agent for Bion and Centerpoint shall have no legal, equitable, or beneficial interest in any such Assigned Distribution.

          (5) If Centerpoint receives any Assigned Distribution which it is required to remit to Bion, Bion will furnish to Centerpoint such forms, certifications, statements, and other documents as Centerpoint may reasonably request in writing to evidence Bion's exemption from the withholding of any tax imposed by the United States of America or any other jurisdiction, whether domestic or foreign, or to enable Centerpoint to comply with any applicable laws or regulations relating thereto, and Centerpoint may refrain from remitting such Assigned Distribution until such forms, certifications, statements, and other documents have been so furnished.

          (6) If any Assigned Distribution received by Centerpoint and transferred to Bion pursuant to this Agreement has been made to Centerpoint wrongfully or in error, and is required to be returned or disgorged by Centerpoint, Centerpoint shall promptly return such Assigned Distribution to Bion.

     Section 4. Representations, Warranties and Covenants. Each of Centerpoint and Bion hereby represents, warrants, acknowledges and agrees that it is entering into this Agreement and consummating the transactions contemplated hereby without relying upon any representation, express or implied, concerning any particular outcome of the Action.

     Section 5. Indemnification. Each of Centerpoint and Bion agrees to defend, indemnify and hold harmless the other from any and all liabilities, costs, losses and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by the indemnified party arising or resulting from the breach of this Agreement (including all exhibits) and covenants herein contained or the inaccuracy of any representation or warranty made by such indemnifying party under or pursuant to this Agreement.

     Section 6. Further Assurances. Each of Centerpoint and Bion hereby covenants and agrees that such party will do, execute, acknowledge and deliver all such further acts, deeds, conveyances, assignments, affidavits, notices,


                                    3

transfers and assurances as the other party shall from time to time reasonably require in furtherance of and for the better assuring, assigning, conveying, transferring and setting over to Bion the Assigned Interest, for vesting in OAM control over administration of the Action, or for otherwise carrying out the intention or facilitating the performance of the terms of this Agreement.

     Section 7. Miscellaneous.

          (a) Incorporation by Reference. The Parties hereby agree that the terms and provisions of Sections 6.1, 6.4, 6.5, 6.7, 6.8, 6.9, 6.11,
6.12,6.13, 6.14, and 6.16 of the Subscription Agreement shall be incorporated herein as if set forth in full.

          (b) Survival of Representations and Warranties. All representations, warranties, indemnities and agreements (that are not performed at the Closing) of the parties hereto as set forth in this Agreement shall survive the Closing.

          (c) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party; provided, however, that a merger or consolidation shall not be deemed an assignment, and that Centerpoint acknowledges and agrees that Bion may assign all of its rights and obligations hereunder to OAM S.p.A., an Italian corporation ("OAM"), and that upon receipt by Centerpoint of a copy of any such assignment and OAM's agreement to assume all of Bion's obligations hereunder (which assumption will be deemed satisfactory if in the form of Exhibit A hereto), Bion shall be released from all of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the parties and their respective successors and assigns and are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.


          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                         CENTERPOINT CORPORATION


                         By: /s/ Mark Hauser
                         Name:
                         Title:



                         BION ENVIRONMENTAL TECHNOLOGIES, INC.


                         By: /s/ David Mitchell
                         Name: David Mitchell
                         Title: CEO

                                      4



                                                                EXHIBIT E

                         ASSIGNMENT OF LOAN AGREEMENT

     FOR VALUE RECEIVED, Centerpoint Corporation, a Delaware corporation("Assignor"), hereby sells, transfers and assigns unto Bion Environmental Technologies, Inc., a Colorado corporation ("Assignee"), as partial consideration in connection with that certain Subscription Agreement, dated the date hereof, among Assignor and Assignee (the "Subscription Agreement"),all of Assignor's right, title and interest in and to (1) that certain Loan Agreement dated June 13, 2001, executed by Trident Rowan Group, Inc., a Maryland corporation ("TRG"), in favor of Assignor (the "Loan Agreement") and(2) the Loan Documents (as defined in the Loan Agreement) including but not limited to any rights that Assignor may have that entitle Assignor to require OAM S.p.A., an Italian corporation ("OAM"), to enter into a security or pledge arrangement or agreement in connection with the Loan Agreement.

     Each of Centerpoint and Bion hereby agrees that the terms and provisions of Sections 6.1, 6.4, 6.5, 6.7, 6.8, 6.9, 6.11, 6.12, 6.13, 6.14, and 6.16 of
the Subscription Agreement shall be incorporated herein as if set forth in full.

Dated:  January ___, 2002


                         CENTERPOINT CORPORATION


                         By: Mark Hauser
                         Name:
                         Title:


Agreed and acknowledged:

BION ENVIRONMENTAL TECHNOLOGIES, INC.


By: /s/ David Mitchell
Name:
Title:




                                 EXHIBIT A

                               LOAN AGREEMENT

     THIS LOAN AGREEMENT (this "Agreement") is made this 13th day of June 2001, by and between TRIDENT ROWAN GROUP, INC., a Maryland corporation, (together with its successors and assigns, the "Borrower") and CENTERPOINT CORPORATION, a Delaware corporation (together with its successors and assigns, the "Lender"), with offices located c/o FDG Associates, 299 Park Avenue, 16th Floor, New York, New York 10171.

     Section 1.

     INTERPRETATION

     (a) Definitions.  The following capitalized terms are defined as follows:

     "Collateral" means the TRG Collateral and the OAM Collateral.

     "Default" means any of the events set forth in Article 6 which with giving of notice, the lapse of time, or both, would constitute an Event of Default.

     "Default Rate" means an amount equal to the Interest Rate plus two percent (2.00%).

     "Event of Default" has the meaning set forth in Article 6 hereof.

     "Interest Rate" means an annual rate of interest equal to 5.00%.

     "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing). The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

     "Loan" means the loan evidenced by the Note.

     "Loan Documents" means this Agreement, the Note the Pledge Agreements and the Limited Recourse Guaranty Agreement and all other documents, instruments, financing statements, certificates and other agreements executed in connection with the Loan.

     "Note" means the Secured Promissory Note executed by the Borrower in substantially the form of Exhibit A attached to this Agreement evidencing the Loan.

     "Limited Recourse Guaranty Agreement" means that certain Limited Recourse Guaranty Agreement of even date herewith by and between OAM and Lender.

     "OAM" shall mean OAM, S.p.A., an Italian corporation and wholly owned subsidiary of Borrower.

     "OAM Collateral" means the Pledged Capital Stock as such term is defined in the OAM Pledge Agreement.

     "OAM Pledge Agreement" means that certain Pledge Agreement of even date herewith by and between OAM and Lender.

     "Obligations" means, without limitation, the Loan including all interest and other charges chargeable to the Borrower or due from the Borrower to the Lender from time to time and all costs and expenses referred to in Sections 7.4.

     "Payment Dates" means the dates established pursuant to Article 2 for the payment of interest on the Notes.

     "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Pledge Agreements" means the OAM Pledge Agreement and the TRG Pledge Agreement.

     "Requirements of Law" means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "TRG Collateral" means the Pledged CP Capital Stock as such term is defined in the TRG Pledge Agreement.

     "TRG Pledge Agreement" means that certain Pledge Agreement of even date herewith by and between Borrower and Lender.

     "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code in each case in effect in the jurisdiction where the Collateral is located.

     Section 2.

     LOAN TERMS AND AMOUNTS

          (a) Loan Commitment. Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make a loan to Borrower in the amount of $4,200,000. (the "Loan"). The absolute and unconditional obligation of the Borrower to repay the Lender the principal of the Loan and the interest thereon shall be evidenced the Note.

          (b) Interest on Overdue Payments; Default Rate. If any payment of interest or principal is not paid when due, the Lender, at its option, may charge and collect from the Borrower interest at the Default Rate applicable to the Note.

          Upon the occurrence and during the continuance of any Event of Default, the outstanding principal and all accrued interest as well as any other charges due the Lender hereunder or under the Note, shall bear interest from the date on which such amount shall have first become due and payable to the Lender (or, in the case of other charges due Lender hereunder, five
(5)days after demand therefor by Lender) to the date on which such amount shall be paid to the Lender (whether before or after judgment), at the Default Rate. Upon the occurrence and during the continuance of an Event of Default, any accrued and unpaid interest shall become and be absolutely due and payable to the Lender, on demand, at any time. Interest will continue to accrue until the Obligations are discharged (whether before or after judgment).

          (c) Voluntary Prepayments. Borrower may voluntarily prepay, without premium or penalty, the Loan in part or in full at any time upon notice to Lender at least five (5) days prior to the specified prepayment date.

          (d) Place of Payments. Notwithstanding anything in the Loan Documents to the contrary, each payment payable by the Borrower to the Lender under this Agreement or the Note shall be made directly to the Lender c/o FDG Associates, 299 Park Avenue, 16th Floor, New York, New York 10171 or such other place as may be designated by Lender on the due date of each such payment in immediately available funds.

          (e) Application of Funds. The funds received by the Lender shall be applied toward the Obligations as follows: first, to the payment of all fees, charges and other sums (with the exception of principal and interest) due and payable to the Lender under the Note or this Agreement at such time; second, to the payment of interest which shall be due and payable on the principal of the Note; and third, to the payment of principal on the Note.

     Section 3.

     SECURITY INTEREST

     To secure the payment and performance of all of the Borrower's obligations hereunder and under the Note, the Borrower shall grant the Lender a continuing first priority security interest in the TRG Collateral pursuant to the TRG Pledge Agreement and shall cause its wholly owned subsidiary OAM to grant to the Lender a continuing first priority security interest in the OAM Collateral pursuant to the Limited Recourse Guaranty Agreement and the OAM Pledge Agreement.

     Section 4.

     REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to enter into this Agreement, the Borrower hereby represents and warrants to the Lender that:

          (a) Enforceable Obligations. This Agreement and the Note have been duly executed and delivered on behalf of the Borrower, and constitute the legal, valid and binding obligation of the Borrower, enforceable against Borrower in accordance with their terms.

          (b) No Legal Bar. The execution, delivery and performance of this Agreement and the Note, and the consummation of the transactions contemplated hereby and thereby, will not (i) violate any Requirements of Law, or (ii) conflict with or result in a breach of the terms or provisions of, or constitute a default under, or (except as otherwise contemplated by any of the Loan Documents) result in the creation of any Lien under any contractual obligation of the Borrower.

     Section 5.

     AFFIRMATIVE COVENANTS

     So long as any Note remains outstanding and unpaid or any other Obligation is owing to the Lender, Borrower shall promptly give notice to the Lender of the occurrence of any Default or Event of Default setting forth the details of the Default or Event of Default and any action taken or contemplated to be taken with respect to the same.

     Section 6.

     EVENTS OF DEFAULT AND REMEDIES

          (a) Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default:

               (i) Payments. Failure by the Borrower to pay any interest on or principal of the Note when it is due and payable or declared due and payable, as the case may.

               (ii) Commencement of Bankruptcy or Reorganization Proceeding. The Borrower or OAM shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets; or

               There shall be commenced against the Borrower or OAM any such case, proceeding or other action which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of thirty (30) days; or

               There shall be commenced against the Borrower or OAM any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within thirty (30) days from the entry thereof.

          (b) Remedies. Upon the occurrence of an Event of Default described in this Article 6, the Lender, at its option, may:

               (i) declare the Obligations of the Borrower immediately due and payable, without presentment, notice, protest or demand of any kind for the payment of all or any part of the Obligations (all of which are expressly waived by the Borrower) and exercise all of its rights and remedies against the Borrower and any Collateral provided herein or in any other agreement between the Borrower and the Lender, and

               (ii) exercise all rights granted to it under the Pledge
Agreement.

          (c) Application of Proceeds. The Lender shall apply any credit in respect of disposition of the Collateral to the payment of the Obligations in accordance with the provisions of Section 2.5 hereof.

          (d) Rights Cumulative; Waiver. The rights, options and remedies of the Lender shall be cumulative and no failure or delay by the Lender in exercising any right, option or remedy shall be deemed a waiver thereof or of any other right, option or remedy, or waiver of any Event of Default hereunder, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The Lender shall not be deemed to have waived any of the Lender's rights hereunder or under any other agreement, instrument or paper signed by the Borrower unless such waiver shall be in writing and signed by the Lender in accordance with the provisions hereof.

     Section 7.

     MISCELLANEOUS

          (a) Amendments and Waivers. Borrower and Lender may amend this Agreement or the Note, and the Lender may waive future compliance by the Borrower with any provision of this Agreement or the Note, but no such amendment or waiver shall be effective unless in a written instrument executed by an authorized officer of the Lender and Borrower.

          (b) Notices. All notices, consents, requests and demands to or upon the respective parties hereto shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, postage prepaid, or, in the case of telex, telegraphic or telecopy notice, when sent, addressed as follows:

      If to the Lender:    Centerpoint Corporation
                           c/o FDG Associates
                           299 Park Avenue, 16th Floor
                           New York, New York 10171

                           Facsimile No.:  (212) 940-6003 or
                                           (212) 644-5757


      If to the Borrower:  Trident Rowan Group, Inc.
                           c/o FDG Associates
                           299 Park Avenue, 16th Floor
                           New York, New York 10171

                           Facsimile No.:  (212) 940-6003 or
                                           (212) 644-5757

     Notices of changes of address shall be given in the same manner.

          (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender. If the Lender shall transfer its Note and its rights under this Agreement, then the Lender shall be relieved and released from its obligations hereunder.

          (d) Collection Costs. All reasonable costs and expenses incurred by the Lender to obtain, enforce or preserve the security interests granted by this Agreement and to collect the Obligations, including, without limitation, all reasonable out-of-pocket costs, all reasonable costs to maintain and preserve the Collateral and all reasonable attorneys' fees and legal expenses incurred in obtaining or enforcing payment of any of the Obligations or foreclosing the Lender's security interest in any of the Collateral, whether through judicial proceedings or otherwise, or in enforcing or protecting its rights and interests under this Agreement or under any other instrument or document delivered pursuant hereto, or in protecting the rights of any holder or holders with respect thereto, or in defending or prosecuting any actions or proceedings arising out of or relating to the Lender's transactions with the Borrower shall become part of the Obligations, and the Lender may take judgment against the Borrower for all such costs, expenses and fees in addition to all other amounts due from the Borrower hereunder.

          (e) Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          (f) Governing Law. This Agreement, the Note and the other Loan Documents and the rights and obligations of the parties under this Agreement, the Note and the other Loan Documents shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to its statues relating to conflicts of laws.

          (g) WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO EXTEND CREDIT TO THE BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE BORROWER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING IN ANY WAY FROM THE OBLIGATIONS.

          (h) Other Waivers. Borrower waives notice of nonpayment, demand, notice of demand, presentment, protest and notice of protest with respect to the Obligations, or notice of acceptance hereof, notice of the Loan made, credit extended, Collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein.

          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                         BORROWER:

                         TRIDENT ROWAN GROUP, INC.


                         By:    /s/ Mark Hauser
                         Name:  Mark Hauser
                         Title:



                         LENDER:

                         CENTERPOINT CORPORATION


                         By:    /s/ David Mitchell
                         Name:  David Mitchell
                         Title: CEO

                               Schedule A

                                Term Note

                             Payment Schedule



     Interest Payments due semi-annually on January 14, 2002 and upon repayment of principal. Principal due and payable on June 13, 2002




                                                                EXHIBIT F

                        REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of January 10, 2002 by and among Bion Environmental Technologies, Inc., a Colorado corporation (the "Issuer"), and Centerpoint Corporation, a Delaware corporation (the "Investor"). The Issuer and the Investor are sometimes referred to herein collectively as the "Parties" or each individually as a "Party".

     WHEREAS, in connection with the Subscription Agreement of even date herewith by and between the Parties hereto (the "Subscription Agreement"), the Issuer has agreed, upon the terms and subject to the conditions of the Subscription Agreement, to issue and sell to the Investor 19,000,000 shares of the Issuer's Common Stock and pursuant to Section 1.2 of the Subscription Agreement to issue additional shares of its Common Stock to the Investor under certain circumstances (collectively, the "Registrable Securities"); and

     WHEREAS, to induce the Investor to execute and deliver the Subscription Agreement, the Issuer agreed to provide certain registration rights under the Securities Act (as defined below) for the Registrable Securities.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Registration Rights.

          1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

               (b) "Common Stock" shall mean the Issuer's common stock, no par value per share.

               (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (d) "Holder" shall mean the Investor or any direct or indirect transferee of Investor or another Holder, with respect to the Registrable Securities so transferred.

               (e) "Person" shall mean a corporation, a limited liability company, an association, a partnership, an organization, a business, a trust, an individual, a governmental or political subdivision thereof or a governmental agency.

               (f) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.



               (g) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Issuer in complying with Sections 1.2 and 1.3 hereof, including, without limitation, all registration, qualification and filing fees, indenture trustee fees and expenses and other customary third party fees and expenses in connection with facilitating the public trading of the Common Stock, printing expenses, escrow fees, fees and disbursements of counsel for the Issuer, reasonable fees and disbursements of the Holders' Counsel (as defined in Section 1.5(b)), "blue sky" fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Issuer which shall be paid in any event by the Issuer). Registration Expenses shall not include Selling Expenses.

               (h) "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               (i) "Rule 144" shall mean Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule 144A).

               (j) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               (k) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all reasonable fees and disbursements of counsel for the selling Holders (other than those included in Registration Expenses).

          1.2 Registration.

               (a) Registration. The Issuer shall file with the Commission a Registration Statement effecting the registration of the Registrable Securities under the Securities Act for distribution to the stockholders of Investor (the "Registration Statement") at the earliest practicable date and within 90 days of the date of Investor's filing with the SEC its Form 10-K with audited financial statements for the year ended December 31, 2001 ("Investor's Form 10-K") and shall exert its best efforts to cause such Registration Statement to be declared effective as soon as practicable thereafter; provided, however, that should the Commission allow the Registration Statement to be filed and declared effective without the Investor's Form 10-K being filed and without including therein the Investor's audited financial statements for the year ended December 31, 2001, the Issuer shall be required to file the Registration Statement at the earliest practicable date and within 90 days of the date that such determination is made by the Commission's staff. The Issuer shall use its best efforts to maintain such Registration Statement continuously in effect for a period of 3 years from the date hereof; provided, however that the obligation of Issuer to maintain the effectiveness of the Registration Statement filed by Issuer hereunder shall terminate on the date that the Registrable Securities are distributed to the stockholders of Investor. If necessary, the Issuer shall cause to be filed, and shall use its best efforts to have declared effective as soon as practicable following filing, additional registration statements or amendments necessary to maintain such effectiveness for such 3 year period. Issuer shall cause Investor's Form 10-K to be filed as soon as is reasonably practicable and shall use its best efforts to cause Investor's Form 10-K to be filed with the SEC within 90 days of the date hereof.

               (b) Failure to Register or Lapse in Effectiveness.

                    (i) The parties acknowledge and agree that the covenants and agreements set forth in Section 1.2(a) are an essential inducement to the Investor's purchasing the Registrable Securities and that if such covenants and agreements are breached, the Investor would be deprived of the benefits of its bargain. The provisions of this Section 1.2 shall be in addition to and not in lieu of any other equitable or legal remedies available to the Holder in respect of any breach by the Issuer of Section 1.2 hereof.

                    (ii) In the event that the Issuer fails to file with the Commission a Registration Statement effecting the registration of the Registrable Securities under the Securities Act for distribution to the stockholders of Investor within 90 days of the date of Investor's filing with the SEC of the Investor's Form 10-K (the "Filing Deadline"), the Issuer shall pay to the Holder a penalty in shares of Issuer's Common Stock an amount equal to five percent (5%) of the outstanding shares of Issuer Common Stock held by Holder for each ninety day period after the Filing Deadline that such Registration Statement is not filed.

                    (iii) In the event that such Registration Statement is not declared effective by the Commission within nine months of the date of its initial filing (the "Effectiveness Deadline"), the Issuer shall pay to the Holder a penalty in shares of Issuer's Common Stock an amount equal to five percent (5%) of the outstanding shares of Issuer Common Stock held by Holder for each ninety day period after the Effectiveness Deadline that such Registration Statement is not declared effective by the Commission; provided, however, that the Issuer shall not be required to pay any penalty hereunder if the failure to have such Registration Statement declared effective by the Effectiveness Deadline is due solely to disclosure issues related directly to Centerpoint during the time period prior to Closing that the Issuer is unable to resolve with the Commission despite the Issuer's best efforts to have the Registration Statement declared effective as soon as practicable following the filing.

               (c) the Issuer may, at its option, in satisfaction of its obligation to file the Registration Statement in (a) above, amend its Form S-2 Registration Statement dated October 26, 2001 to cause the Registrable Securities to be included in such registration statement, within the time periods set forth in (a) above, in which event all references in this Agreement to the Registration Statement shall mean such registration statement as amended, and as amended from time to time.

          1.3 Expenses of Registration. All Registration Expenses shall be borne by the Issuer. All Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holder of such securities pro rata on the basis of the number of securities so registered.

          1.4 Registration Procedures. In the case of each registration, qualification or compliance effected by the Issuer pursuant to this Section 1, the Issuer will keep the Holder advised in writing as to the initiation of each registration and such amendment thereof and as to the effectiveness thereof. At its expense the Issuer will:

               (a) Promptly prepare and file with the Commission a Registration Statement with respect to such securities and use its best efforts to cause such Registration Statement to become effective as promptly as is reasonably practicable, subject, however, to the provisions of Section
1.5 of this Agreement,  and remain effective for the period provided in
Section 1.2 (the "Registration Period"); provided, however, that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or similar order of the Commission or other governmental agency or court (an "Order"), such registration will be deemed not to have been effected except to the Holder whose untrue statement or omission is contained in any information or affidavit furnished in writing by the Holder to the Issuer specifically for inclusion in such registration statement which was the cause of such Order. Notwithstanding the foregoing, if within sixty (60) days after the effective date of such Order, the same is lifted and the effectiveness of the registration is restored, the registration shall be deemed to have been effected, provided that the Registration Period
(i) will be tolled during the period the stop order, injunction or similar order is in effect, (ii) shall resume upon the lifting thereof and (iii) shall be extended one day for each day during the period that such Order is in effect.

               (b) Furnish, at least five (5) business days before filing a Registration Statement that registers such Registrable Securities, a prospectus relating thereto and any amendments or supplements relating to such a Registration Statement or prospectus, to one counsel selected by the Holder (the "Holder's Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Holder's Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances).

               (c) Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective for the Registration Period, and to comply with the provisions of the Securities Act with respect to the sale and other disposition of all securities covered by such Registration Statement.

               (d) Notify in writing to the Holder's Counsel promptly (i) of the receipt by the Issuer of any notification with respect to any comments by the Commission with respect to such Registration Statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Issuer of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of such Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes.

               (e) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or "blue sky" laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Issuer shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (f) Furnish to the Holder participating in such registration and to the underwriters of the securities being registered such number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as the Holder or underwriters may reasonably request in order to facilitate the public offering of such securities.

               (g) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (h) Notify the Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (i) Use its best efforts to furnish, at the request of the Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) a copy addressed to Holder of the opinion, dated such date, of the counsel representing the Issuer for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holder requesting registration of Registrable Securities and
(ii) a copy addressed to Holder of the letter dated such date, from the independent certified public accountants of the Issuer, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (in a non-underwritten offering) to the Holder requesting registration of Registrable Securities.

               (j) List the Registrable Securities on any securities exchange on which any shares of the Common Stock are listed.

               (k) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and the securities commission or other regulatory authority of any relevant state or other jurisdiction and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act.

               (l) Use its best efforts to take all other steps reasonably necessary to effect the registration of such Registrable Securities contemplated hereby.

          1.5     Permissible Delay of Registration.

               (a) If at any time or times after the Registration Statement is declared effective by the Commission, the Issuer determines that the disclosures in such Registration Statement contain or will contain a misstatement of a material fact or omit or will omit to state any material fact which would make the statements made in the Registration Statement, in light of the circumstances under which they are made, false or misleading (a "Disclosure Condition"), the Issuer shall be entitled to either suspend the effectiveness of the Registration Statement with the Commission or suspend the availability of the Registration for resales of the Registrable Securities by the Holder, or may take both such actions, and shall promptly notify the Holder thereof by delivery of written notice (a "Suspension Notice").

               (b) Notwithstanding anything contained in subsection (a) above to the contrary, the Issuer's obligation to maintain the Registration Statement current under the provisions of Section 1.2 of this Agreement shall not be suspended by reason of the Issuer's failure to disclose information at a time when public disclosure of such information is required by law.

               (c) Upon receipt of a Suspension Notice, the Holder shall immediately discontinue the use of the Registration for any purpose until notified by the Issuer that the Registration is current and available for use by the Holder for the resale of the Registrable Securities held by it.

               (d) The Issuer shall not be entitled to suspend the effectiveness of the Registration Statement for a period longer than the later of:

                    (i)     the removal of the Disclosure Condition(s), or

                    (ii) a period of not more than ninety (90) consecutive days, or

                    (iii) a period of not more than one hundred eighty (180) days within any twelve (12) month period.

               (e) The Issuer shall use its best efforts to cure any Disclosure Condition(s) as quickly as is reasonably possible under the circumstances. As soon as practicable after obtaining the information necessary to cure the Disclosure Condition(s) or the Issuer determines that such Disclosure Condition(s) no longer exist(s), the Issuer shall amend or supplement the Registration Statement to the extent necessary to make the Registration Statement current, and shall give prompt written notice to the Holder when the Registration is again available for resales of the Registrable Securities.

          1.6 Indemnification.

               (a) The Issuer will indemnify the Holder and the Holder's officers, directors, employees, principals, equity holders and partners; each underwriter, broker or any other Person (other than the Issuer) acting on behalf of such Holder; and each Person (other than the Issuer) controlling such Person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof) (collectively, "Losses"), including any of the foregoing incurred in settlement of any litigation, commenced or threatened based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, preliminary or final prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation by the Issuer of the Securities Act, state securities or "blue sky" laws or any rule or regulation promulgated thereunder applicable to the Issuer in connection with any such registration, qualification or compliance (each statement, omission or violation referred to in clauses (i), (ii) and (iii) of this Section 1.6(a) being referred to as a "Violation"), and the Issuer will reimburse the Holder, each of its officers and directors, each such underwriter, broker or other Person (other than the Issuer) acting on behalf of such Holder, and each such controlling Person (other than the Issuer) for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, provided that the Issuer will not be liable to the Holder or any such Person in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in conformity with written information furnished to the Issuer by an instrument duly executed by such Holder or Person and stated to be specifically for use therein or the preparation thereby.

               (b) The Holder will, if Registrable Securities held by the Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Issuer, each of its directors and officers, each underwriter, broker or other Person acting on behalf of the Issuer, and each Person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act, against all Losses arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, preliminary or final prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Issuer, such directors, officers, underwriters, brokers, other Persons acting on behalf of the Issuer or control Persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such Loss, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, preliminary or final prospectus, offering circular or other document in conformity with written information furnished to the Issuer by an instrument duly executed by such Holder and stated to be specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities in such registration.

               (c) Each Person entitled to indemnification under this Section
1.6 (the "Indemnified Party") shall give notice to the Party required to provide indemnification (the "Indemnifying Party") promptly after such

Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.7 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. If (i) the Indemnifying Party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and the Indemnifying Party with respect to such claim, the fees and expenses of any counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party; provided that, if the Indemnifying Party is obligated to pay the fees and expenses of counsel for other Indemnified Parties, such Indemnifying Party shall be obligated to pay only the fees and expenses associated with one attorney or law firm for the Indemnified Parties, unless there exists a conflict of interest or separate and different defenses among the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, claim, damage, liability or action referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amounts paid or payable by such Indemnified Party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the maximum amount which the Holder shall be required to contribute pursuant to this Section 1.6(d) shall be limited to an amount equal to the net proceeds actually received by the Holder from the sale of Registrable Securities effected pursuant to such registration.

          1.7 Information by Holder. The Holder of securities included in any registration shall furnish to the Issuer in writing such information regarding the Holder, the Registrable Securities held by such Holder and the distribution proposed by such Holder as the Issuer may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

          1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, the Issuer agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Issuer becomes subject to the reporting requirements of the Securities Act or the Exchange Act.

               (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Issuer under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

               (c) So long as the Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Issuer as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Issuer, and such other reports and documents of the Issuer and other information in the possession of or reasonably obtainable by the Issuer as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration. The Issuer will take action reasonably requested by the Holder to facilitate the transfer of Registrable Securities pursuant to Rule 144.

          1.9 Transfer of Registration Rights. The rights of the Holder hereunder shall without any further action on the part of such Holder be assigned and transferred to any transferee of the Registrable Securities; provided, that immediately after the transfer, the further disposition of any of the securities is restricted by the Securities Act; and provided further, however, that such transferee shall, as a condition to the exercise of such rights, be subject to the restrictions contained in this Agreement applicable to the seller or transferor.

          1.10 Prohibition Against Short Sales. None of the Holders nor any of their respective affiliates, agents, successors or assigns shall engage in any short sales of the Issuer's Common Stock during the term of this Agreement. In the event that any such person engages in short sales of the Issuer's Common Stock against the future delivery of any pro rata share of the Registrable Securities pursuant to a Registration Statement or otherwise, the Issuer shall have no obligation to deliver such pro rata share of the Registrable Securities to such person.

     2. Miscellaneous.

          2.1 Governing Law; Submission to Jurisdiction.

               (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law.

               (b) The Parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in the Southern District of New York in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 2.6. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

          2.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Holder, and the closing of the transactions contemplated hereby.

          2.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the Parties hereto.

          2.4 Amendments. This Agreement may only be amended by mutual written Agreement of the parties.

          2.5 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally, mailed by certified or registered mail, postage prepaid, return receipt requested, by courier or facsimile (provided confirmation of transmission is mechanically generated and kept on file by the sending party), addressed (a) if to the Holder, at such Holder's address as set forth in the Issuer's records, or at such other address as such Holder shall have furnished to the Issuer in writing, (b) if to the Issuer, at 18 East 50th Street, 10th Floor, New York, New York 10022, Attention: David Mitchell, or at such other address as the Issuer shall have furnished to the Holder in writing. Notices that are mailed shall be deemed to have been given five days after deposit in the United States mail and notices delivered personally, by facsimile or by courier shall be deemed to have been given upon delivery to recipient's address.

          2.6 Delays or Omissions. No failure or delay by any Holder in exercising any right, power or privilege hereunder and no course of dealing between the Issuer, on the one hand, and the Holder, on the other hand, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically or to recover damages or to exercise any other remedy available to it at law or in equity. The foregoing rights and remedies shall be cumulative and the exercise of any right or remedy provided herein shall not preclude any Person from exercising any other right or remedy provided herein. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. No notice to or demand on the Issuer in any case shall entitle the Issuer to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Holder to any other or further action in any circumstances without notice or demand. Each covenant contained herein shall operate independently of any other covenant contained herein.

          2.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          2.8 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to Persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

          2.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.


                    BION ENVIRONMENTAL TECHNOLOGIES, INC.


                    By: /s/ David Mitchell
                    Name: David Mitchell
                    Title: CEO


                    CENTERPOINT CORPORATION


                    By: /s/ Mark Hauser
                    Name:
                    Title:

                                                              EXHIBIT G

                         Trident Rowan Group, Inc.
                          Two World's Fair Drive
                        Somerset, New Jersey 08873


January __, 2002

Centerpoint Corporation (f/k/a Moto Guzzi Corporation)
c/o FDG Associates
299 Park Avenue, 16th Floor
New York, New York 10171


Ladies and Gentlemen:


     For ten dollars, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, we hereby terminate our rights pursuant to paragraphs 2 and 3 in Section 1.1 of that certain Letter Agreement dated April 8, 2000, as amended and restated June 14, 2001, by and among Centerpoint Corporation, a Delaware corporation (f/k/a Moto Guzzi Corporation) (the "Company"), Trident Rowan Group, Inc., a Maryland corporation ("TRG"), and OAM S.p.A., an Italian corporation (the "Letter Agreement"). TRG hereby releases the Company, its officers, directors and affiliates from any and all manner of claims, demands, causes of action, obligations, damages, or liabilities whatsoever of every kind and nature, at law or in equity, known or unknown, that we have or may have, now or in the future, with respect to any failure, or alleged failure, of the Company to comply with the provisions of paragraphs 2 and 3 of the Letter Agreement, including without limitation the Company's obligation to hold a special meeting of stockholders to consider and vote upon a proposal to liquidate all of the assets of the Company and to proceed with a liquidation of the Company, if approved by the Company's stockholders.


                              Very truly yours,



                              TRIDENT ROWAN GROUP, INC.



                              By:
                              Name: